                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12


                          Northfield Laboratories Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                          NORTHFIELD LABORATORIES INC.
                         1560 SHERMAN AVENUE, SUITE 1000
                          EVANSTON, ILLINOIS 60201-4800




August 1, 2002

Dear Fellow Stockholder:

You may have received proxy material from a dissident shareholder by the name of
C. Robert Coates, who is soliciting your vote to place himself and a hand-picked nominee on your Company's Board of Directors.

                                DO NOT BE MISLED

We believe that Mr. Coates is not acting in your best interests. YOUR BOARD OF DIRECTORS UNANIMOUSLY OPPOSES THE COATES SOLICITATION AND URGES YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY COATES OR HIS GROUP - EVEN AS A PROTEST VOTE AGAINST THEM.

Your Board and Management are committed to enhancing shareholder value. We will soon be sending you more detailed information about the actions we are taking to build the long-term value of your shares, and the reasons why your Board believes that Mr. Coates' efforts are unwise and not in the best interest of Northfield or its stockholders.

We appreciate your continued support.


/s/ Steven A. Gould, M.D.

Steven A. Gould, M.D.
Chairman of Board of Directors and
Chief Executive Officer





================================================================================

                     IF YOU HAVE ANY QUESTIONS, PLEASE CALL
               INNISFREE M&A INCORPORATED, WHICH IS ASSISTING US,
                          TOLL-FREE AT 1-888-750-5834.

================================================================================

Northfield, the members of its board of directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies in connection with Northfield's 2002 annual meeting of stockholders. Information regarding each participant will be included in the definitive proxy statement that will be filed by Northfield with the Securities and Exchange Commission in connection with the annual meeting. Shareholders are urged to read the definitive proxy statement carefully when it becomes available because it will contain important information. Northfield's definitive proxy statement will be available without charge at the SEC's Internet web site at www.sec.gov. In addition, Northfield will provide copies of its proxy statement without charge upon request. Requests for copies of the proxy statement should be directed to Northfield at (847) 864-3500.

                                                                    DRAFT 8/1/02




FOR FURTHER INFORMATION:

AT NORTHFIELD LABORATORIES:    AT FRB/ WEBER SHANDWICK:

Steven A. Gould, M.D.          Bill Schmidle        Cindy Martin
Chief Executive Officer        Investors            Media
(817) 864-3500                 (312) 640-6753       (312) 640-6741


FOR IMMEDIATE RELEASE
THURSDAY, AUGUST 1, 2002

                     NORTHFIELD LABORATORIES URGES CAUTION
                         REGARDING DISSIDENT SHAREHOLDER

EVANSTON, ILLINOIS, AUGUST 1, 2002 - NORTHFIELD LABORATORIES, INC. (NASDAQ/NMS:
NFLD), a leading developer of an oxygen-carrying blood substitute for trauma and elective surgery situations, today urged its shareholders not to sign any proxy card sent to them by dissident shareholder C. Robert Coates.

Steven A. Gould, M.D., Northfield's Chairman and Chief Executive Officer, commented, "We are disappointed that Mr. Coates has apparently chosen not to support the positive changes we've recently announced. Northfield's board and management are committed to enhancing shareholder value. We will soon be sending our shareholders detailed information about the actions we are taking to build the long-term value of their shares, and the reasons why Northfield's board believes the efforts of Mr. Coates are unwise and not in the best interest of Northfield or its shareholders."

Northfield indicated that it plans to mail proxy materials to its shareholders shortly for its September 13, 2002 annual meeting.

Statements in this release that are not strictly historical are "forward-looking" statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, which may cause the company's actual results in the future to differ materially from expected results. These risks include, among others: competition from other blood substitute products; the company's ability to obtain regulatory approval to market PolyHeme commercially; the company's and/or its representative's ability to successfully market and sell PolyHeme; the company's ability to manufacture PolyHeme in sufficient quantities; the company's ability to obtain an adequate supply of raw materials; the company's ability to maintain intellectual property protection for its proprietary product and to defend its existing intellectual property rights from challenges by third parties; the availability of capital to finance planned growth; and the extent to which the hospitals and physicians using PolyHeme are able to obtain third-party reimbursement, as described in the company's filings with the Securities and Exchange Commission.

Northfield, the members of its board of directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies in connection with Northfield's 2002 annual meeting of stockholders. Information regarding each participant will be included in the definitive proxy statement that will be filed by Northfield with the Securities and Exchange Commission in connection with the annual meeting. Shareholders are urged to read the definitive proxy statement carefully when it becomes available because it will contain important information. Northfield's definitive proxy statement will be available without charge at the SEC's Internet web site at www.sec.gov. In addition, Northfield will provide copies of its definitive proxy statement without charge upon request. Requests for copies of the proxy statement should be directed to Northfield at (847) 864-3500.

FRB | Weber Shandwick Worldwide serves as financial relations counsel to this company, is acting on the company's behalf in issuing this bulletin and receiving compensation therefor. The information contained herein is furnished for information purposes only and is not to be construed as an offer to buy or sell securities.